Exhibit 10.6

SELLER SUPPORT AGREEMENT

This Seller Support Agreement (this “Agreement”) is entered into on July 21, 2025, by and among TLGY Acquisition Corp., a Cayman Islands exempted company (“SPAC”), StableCoinX Inc., a Delaware corporation (“Pubco”), StableCoinX Assets Inc., a Delaware corporation (“Opco”), and the undersigned holder of shares of Opco stock (the “Holder”). The SPAC, Pubco, Opco, and the Holder are sometimes collectively referred to herein as the “Parties,” and each of them is sometimes individually referred to herein as a “Party.” Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement (as defined below).

RECITALS

WHEREAS, contemporaneously with the execution and delivery of this Agreement, SPAC, Pubco, Opco, StableCoinX SPAC Merger Sub LLC, a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”) and StableCoinX Company Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Pubco (“Company Merger Sub”), entered into a Business Combination Agreement (as it may be amended or modified from time to time, the “Business Combination Agreement”), dated as of the date hereof, pursuant to which, among other things, (a) SPAC will merge with and into SPAC Merger Sub, with SPAC Merger Sub continuing as the surviving entity (the “SPAC Merger”), as a result of which the SPAC Shareholders will receive one share of Class A common stock, par value $0.0001 per share, of Pubco (the “Pubco Class A Stock”) for each SPAC Class A Ordinary Share held by such shareholder and (b) immediately following the SPAC Merger, Company Merger Sub will merge with and into Opco, with Opco continuing as the surviving company (the “Company Merger”, and together with the SPAC Merger, the “Mergers”), as a result of which the holders of shares of Class A common stock, par value $0.0001 per share, of Opco (the “Opco Class A Common Stock”) will receive one share of Pubco Class A Stock for each share of Opco Class A Common Stock held by such holder and the holders of shares of Class B common stock, par value $0.0001 per share, of Opco (the “Opco Class B Common Stock”) will receive one share of Pubco Class A Stock and one share of Class B common stock, par value $0.0001 per share, of Pubco (the “Pubco Class B Stock”) for each share of Opco Class B Common Stock held by such holder, as a result of which, SPAC and Opco will become wholly owned subsidiaries of Pubco, and Pubco will become a publicly traded company;

WHEREAS, as of the date hereof, the Holder is the holder of record and the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of an aggregate of 50,000 shares of Opco Class B Common Stock (the “Subject Securities”); and

WHEREAS, as an inducement to the willingness of SPAC and Opco to enter into the Business Combination Agreement and to consummate the transactions contemplated thereby, the Parties desire to agree to certain matters as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements set forth herein, the Parties, intending to be legally bound, hereby agree as follows:

ARTICLE I
COVENANTS AND AGREEMENTS

Section 1.1 Restrictions on Transfer.

(a) From the date hereof until the earlier of (i) the Closing and (ii) the valid termination of this Agreement pursuant to Section 3.3, the Holder (and any other Person to which any Covered Security is Transferred) shall not, directly or indirectly, Transfer any of the Covered Securities legally or beneficially owned by it, other than (A) in accordance with Section 1.2 or (B) as required or permitted by the Business Combination Agreement or any other Transaction Document (as defined herein) (including this Agreement).

(b) The Holder acknowledges and agrees that (i) notwithstanding anything to the contrary herein, all Covered Securities beneficially owned by the Holder (or any Person to which any Covered Security is Transferred) will remain subject to any applicable restrictions on Transfer under applicable securities laws and the rules and regulations promulgated thereunder, and (ii) any purported Transfer of any Covered Security in violation of this Agreement will be null and void ab initio.

Section 1.2 Exceptions to Restrictions on Transfer. Notwithstanding anything to the contrary in Section 1.1(a), the Holder will be permitted to Transfer all or any part of the Holder’s Covered Securities:

(a) to Opco, any of Opco’s officers or directors, any trust whose sole beneficiaries are the family members of an officer or director of Opco, any family member of any of Opco’s officers or directors, or to any members or partners of the Holder;

(b) as a bona fide gift or gifts, including to any charitable organization, or in the case where the Holder is an individual, to such individual’s immediate family or to a trust, the beneficiary of which is a member of such individual’s immediate family or an affiliate of such individual;

(c) in the case where the Holder is an individual, (i) by will or other testamentary document or device or (ii) by operation of applicable Law, including applicable Laws of intestacy or descent or pursuant to a qualified domestic relations order, divorce settlement, divorce decree, separation agreement or related court order;

(d) for bona fide estate planning purposes;

(e) by virtue of the laws of the Cayman Islands, the State of Delaware, or the Organizational Documents of the Holder, in each case, upon the dissolution of the Holder;

(f) if the Holder is a Person other than an individual, to any Person of which all the outstanding equity interests are legally and beneficially owned by the Holder, or, if the Holder is an individual, then to one or more members of the immediate family or former spouse of the Holder;

(g) if the Holder is a Person other than an individual, then (i) to any shareholder, partner or member of the Holder in respect of such shareholder’s, partner’s or member’s interest in the Holder or (ii) upon the Holder’s bona fide liquidation or dissolution, to the shareholders, partners or members of the Holder in accordance with its Organizational Documents;

(h) to a nominee or custodian of any Person to which a Transfer would be permissible under any of the preceding clauses (a) through (g);

(i) by private sales or transfers made in connection with the consummation of the Transactions; or

(j) in the event of Opco’s liquidation prior to the completion of the Transactions;

provided, however, that in the case of any of the foregoing clauses (a) through (j), these permitted Transferees must sign a counterpart to this Agreement becoming bound by all the terms set forth herein.

Section 1.3 Seller Support Agreement. Subject to the earlier termination of this Agreement in accordance with Section 3.3, the Holder, solely in its capacity as a stockholder of Opco, hereby irrevocably and unconditionally agrees in respect of all of the Covered Securities, that, at any meeting of the stockholders of Opco (whether annual or extraordinary meeting, however called and including any adjournment or postponement thereof), and in connection with any written consent of stockholders of Opco, the Holder will:

(a) when such meeting is held, appear at such meeting or otherwise cause the Holder’s voting Covered Securities to be counted as present thereat for purposes of establishing a quorum;

(b) vote (or validly execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of the Holder’s voting Covered Securities owned as of the record date for such meeting (or, as applicable, the date that any written consent is executed by the Holder) in favor of (i) the Company Merger, the execution and delivery by Opco of the Business Combination Agreement and the other Transaction Documents (as defined herein) to which Opco is a party and the adoption and approval of the Business Combination Agreement and the other Transaction Documents to which Opco is a party and the terms thereof; (ii) any proposal to adjourn or postpone such meeting of stockholders of Opco to a later date if there are not sufficient votes to approve the Business Combination Agreement, the Company Merger and any other matters necessary to effect the Company Merger; (iii) each of the other transactions contemplated by the Business Combination Agreement; and (iv) any other transaction pursuant to which Pubco or any Subsidiary thereof proposes to acquire Opco in which the stockholders of Opco are required to approve (each of the foregoing (i)-(iv), the “Opco Stockholder Approval Matters”); and

(c) vote (or validly execute and return an action by written consent), or cause to be voted at such meeting (or validly execute and return and cause such consent to be granted with respect to), all of the Holder’s voting Covered Securities owned as of the record date for such meeting (or, as applicable, the date that any written consent is executed by the Holder) against (A) any Alternative Transaction with respect to Opco and (B) any other action that would reasonably be expected to (1) materially impede, interfere with, delay, postpone or adversely affect any of the Opco Stockholder Approval Matters or any of the transactions contemplated by the Business Combination Agreement, (2) to the knowledge of the Holder, result in a material breach of any covenant, representation or warranty or other obligation or agreement of Opco under the Business Combination Agreement or any related agreement (the “Transaction Documents”) to which Opco is a party, or (3) result in a material breach of any covenant, representation or warranty or other obligation or agreement of the Holder contained in any Transaction Document to which the Holder is a party (including this Agreement).

The obligations of the Holder specified in this Section 1.3 shall apply whether or not any of the Opco Stockholder Approval Matters is recommended by the board of directors of Opco (the “Opco Board”) and whether or not the Opco Board has previously recommended any of the Opco Stockholder Approval Matters but changed such recommendation.

Section 1.4 No Inconsistent Agreement. The Holder hereby represents and covenants that the Holder has not entered into, and, subject to the earlier termination of this Agreement in accordance with Section 3.3, will not enter into, any agreement that would restrict, limit or interfere with the performance of the Holder’s obligations hereunder.

Section 1.5 Support of the Business Combination.

(a) From the date hereof until the earlier of (a) the Closing and (b) the valid termination of this Agreement pursuant to Section 3.3, the Holder shall not, and shall cause its controlled affiliates and their Representatives not to, directly or indirectly, (i) enter into, solicit, initiate or continue any discussions or negotiations with, knowingly encourage or facilitate or respond to any inquiries, indications of interest, offers or proposals by, or participate in any discussions or negotiations with, or provide any information to, or otherwise cooperate in any way with, any Person or other entity or “group” within the meaning of Section 13(d) of the Exchange Act, concerning an Alternative Transaction with respect to Opco, (ii) enter into any agreement regarding, continue or otherwise participate in any discussions regarding, or furnish to any Person any information with respect to, or afford to any Person access to the businesses, properties, assets, information or personnel in connection with, or cooperate in any way that would otherwise reasonably be expected to lead to, any Alternative Transaction with respect to Opco, (iii) commence, continue or renew any due diligence investigation regarding any Alternative Transaction with respect to Opco, (iv) grant any waiver, amendment or release under any confidentiality agreement or the anti-takeover laws of any state or province for purposes of facilitating an Alternative Transaction with respect to Opco, or (v) resolve or agree to do any of the foregoing (except for the execution, delivery and performance of the Business Combination Agreement and the Transaction Documents and the consummation of the Transactions).

(b) Notwithstanding anything in this Agreement to the contrary, (y) the Holder shall not be responsible for the actions of Opco or the Opco Board (or any committee thereof), any Subsidiary of Opco, or any officers, directors (in their capacity as such), employees and professional advisors of any of the foregoing (collectively, the “Opco Related Parties”), and (z) the Holder makes no representations or warranties with respect to the actions of any of the Opco Related Parties.

Section 1.6 Irrevocable Proxy. From the date hereof until the earlier of (i) the Closing and (ii) the valid termination of this Agreement pursuant to Section 3.3, the Holder hereby irrevocably appoints Young Cho with full power of substitution, or any designee of Young Cho, as the lawful agent, attorney and proxy of the Holder, to vote all of the Holder’s voting Covered Securities with respect to any and all matters such shares are entitled to vote, including any matters referenced in Section 1.3. The Holder intends this proxy to be irrevocable and coupled with an interest and agrees that it will take such further action or execute such other instruments as may be necessary to effectuate the intent of this proxy and hereby revokes any proxy previously granted by it with respect to the Covered Securities. The Holder shall not hereafter, unless and until this Agreement is validly terminated pursuant to Section 3.3 or with the written consent of Young Cho, purport to vote (or execute a consent with respect to) such Covered Securities (other than through this irrevocable proxy) or grant any other proxy or power of attorney with respect to any Covered Securities, deposit any such shares into a voting trust or enter into any agreement (other than this Agreement), arrangement or understanding with any person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of such shares.

Section 1.7 Additional Agreements.

(a) The Holder shall take, or cause to be taken, all actions and do, or cause to be done, all things reasonably necessary under applicable Laws, including executing and delivering such additional documents, instruments, conveyances and assurances and take such further actions as may be required, to carry out the provisions hereof and give effect to the transactions contemplated herein.

(b) The Holder shall be bound by and comply with Section 7.7 (No Trading), 7.12 (Public Announcements) and 7.13 (Confidential Information) of the Business Combination Agreement applicable to Opco as if the Holder was an original signatory to the Business Combination Agreement with respect to such provisions.

ARTICLE II
REPRESENTATIONS AND WARRANTIES

Section 2.1 Representations and Warranties of the Holder. The Holder represents and warrants, severally and not jointly, to Opco and Pubco as follows:

(a) Organization; Due Authorization. If the Holder is a legal entity, the Holder is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within such Holder’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational actions on the part of the Holder. If the Holder is an individual, the Holder has the legal competence and capacity to enter into and perform its obligations under this Agreement and the Holder’s signature on the signature page hereto is genuine and the signatory has the legal competence and capacity to execute this Agreement. This Agreement has been duly executed and delivered by the Holder and, assuming due authorization, execution and delivery by the other Parties, this Agreement constitutes a legally valid and binding obligation of the Holder, enforceable against the Holder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b) Ownership. Except as provided in this Agreement, the Holder is the sole holder of record and beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of, and has good title to, the Subject Securities. Except as provided in this Agreement, the Holder does not own of record or beneficially (or have any right, option or warrant to acquire) any equity interests of Opco (or any indebtedness convertible into or exercisable or exchangeable for any equity interests of Opco), other than the Subject Securities. Except as provided in this Agreement, the Organizational Documents of Opco, the Business Combination Agreement or applicable securities Laws, the Holder has full voting power, full power of disposition and full power to issue instructions with respect to the matters set forth herein with respect to the Covered Securities. The Holder has not entered into any voting agreement or voting trust with respect to any of the Covered Securities that is inconsistent with the Holder’s obligations pursuant to this Agreement, has not granted a proxy or power of attorney with respect to any of the Covered Securities that is inconsistent with the Holder’s obligations pursuant to this Agreement, and has not entered into any agreement or undertaking that is otherwise inconsistent with, or would interfere with, or prohibit or prevent it from satisfying, its obligations pursuant to this Agreement.

(c) Governmental Authorizations. Other than the filings, notices and reports pursuant to, in compliance with or required to be made under the Exchange Act, no filings, notices, reports, consents, registrations, approvals, permits, waivers, expirations of waiting periods or authorizations are required to be obtained by the Holder from, or to be given by the Holder to, or be made by the Holder with, any Governmental Authority in connection with the execution, delivery and performance by the Holder of this Agreement, the consummation of the transactions contemplated hereby or the other transactions contemplated by the Business Combination Agreement.

(d) No Conflicts. The execution and delivery of this Agreement by the Holder does not, and the performance by the Holder of its obligations hereunder will not, (i) conflict with or result in a violation of the Organizational Documents of the Holder, (ii) require any consent, waiver or approval of any Person, in each case the absence of which would reasonably be expected to prevent or materially delay or materially impair the performance by the Holder of its obligations under this Agreement, or (iii) constitute or result in the creation of any Lien on the Covered Securities, except for any Lien under applicable securities Laws, this Agreement, the Business Combination Agreement, or the Organizational Documents of Opco.

(e) Litigation. There is no Action pending against the Holder or, to the knowledge of the Holder, threatened against the Holder, and the Holder is not a party to or subject to the provisions of any government order, in each case, that challenges all or any part of this Agreement or any of the transactions contemplated hereby, or that seeks to, or would reasonably be expected to, prevent, enjoin or materially delay the performance by the Holder of its obligations under this Agreement.

(f) Brokerage Fees. No financial advisor, investment banker, broker, finder or other similar intermediary is entitled to any fee or commission in connection with the Business Combination Agreement, this Agreement or any other Transaction Document, or any of the transactions contemplated hereby or thereby, in each case, based upon any agreement or arrangement made by, or, to the knowledge of the Holder, on behalf of, the Holder for which SPAC, Opco or any of their respective subsidiaries would have any obligation.

(g) Affiliate Arrangements. Neither the Holder nor, to Holder’s knowledge, any of its affiliates (i) is party to, or has any rights with respect to or arising from, any material Contract with Opco or any of its Subsidiaries, (ii) is (or will be) entitled to receive from SPAC, Opco or any of their respective Subsidiaries any finder’s fee, reimbursement, consulting fee, monies or consideration in the form of equity in respect of any repayment of a loan or other compensation prior to, or in connection with, any services rendered in order to effectuate the consummation of SPAC’s “initial business combination” (regardless of the type or form of such transaction, but including, for the avoidance of doubt, the Transactions), (iii) owns any interest in any material asset or property used in the business of Opco or (iv) possesses, directly or indirectly, any material financial interest in, or is a director or executive officer of, any Person that is a material client, supplier, vendor, partner, customer or lessor, or other material business relation, of Opco.

(h) Acknowledgment. The Holder has read this Agreement and has had the opportunity to consult with its tax, legal and other advisors regarding this Agreement and the transactions contemplated hereby. The Holder understands and acknowledges that each of SPAC, Opco and Pubco is entering into the Business Combination Agreement in reliance upon the Holder’s execution and delivery of this Agreement and the representations, warranties, covenants and other agreements of the Holder contained herein.

ARTICLE III
MISCELLANEOUS

Section 3.1 Definitions.

(a) Capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Business Combination Agreement.

(b) As used in this Agreement, the following terms shall have the following meanings:

“Agreement” has the meaning set forth in the preamble hereto.

“Business Combination Agreement” has the meaning set forth in the recitals hereto.

“Company Merger” has the meaning set forth in the recitals hereto.

“Company Merger Sub” has the meaning set forth in the recitals hereto.

“Covered Securities” means, with respect to the Holder, (a) all of the Subject Securities and (b) all other equity interests of Opco of which the Holder acquires beneficial ownership (whether pursuant to any dividend, distribution, combination, split, subdivision, conversion, exchange, transfer, sale, cancelation, repurchase, redemption, reclassification or other change to, or transaction in, any equity interests or otherwise), after the date hereof but before the Closing.

“Holder” has the meaning set forth in the preamble hereto.

“immediate family” has the meaning ascribed to such term in Rule 16a-1 promulgated under the Exchange Act.

“Mergers” has the meaning set forth in the recitals hereto.

“Opco” has the meaning set forth in the preamble hereto.

“Opco Board” has the meaning set forth in Section 1.3.

“Opco Class A Common Stock” has the meaning set forth in the recitals hereto.

“Opco Class B Common Stock” has the meaning set forth in the recitals hereto.

“Opco Related Parties” has the meaning set forth in Section 1.5(b).

“Opco Stockholder Approval Matters” has the meaning set forth in the recitals hereto.

“Parties” and “Party” have the meaning set forth in the preamble hereto.

“Pubco” has the meaning set forth in the preamble hereto.

“Pubco Class A Stock” has the meaning set forth in the recitals hereto.

“Pubco Class B Stock” has the meaning set forth in the recitals hereto.

“SPAC” has the meaning set forth in the preamble hereto.

“SPAC Merger” has the meaning set forth in the recitals hereto.

“SPAC Merger Sub” has the meaning set forth in the recitals hereto.

“Subject Securities” has the meaning set forth in the recitals hereto.

“Transaction Documents” has the meaning set forth in Section 1.3(c).

“Transfer” means the (i) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act, and the rules and regulations of the Commission promulgated thereunder with respect to, any Covered Security, (ii) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Covered Security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (iii) public announcement of any intention to effect any transaction specified in clause (i) or (ii).

Section 3.2 Construction. This Agreement and all of its provisions shall be interpreted in accordance with Section 1.3 of the Business Combination Agreement, the provisions of which are incorporated herein by reference as if set forth herein, mutatis mutandis.

Section 3.3 Termination. This Agreement and all of its provisions shall automatically terminate, without any notice or other action by any Party, and be of no further force or effect upon the earlier of (a) the termination of the Business Combination Agreement in accordance with its terms and (b) as mutually agreed in writing by the Parties in accordance with Section 3.5. Upon any valid termination of this Agreement, all rights and obligations of the Parties hereunder shall terminate, without any liability or other obligation on the part of any Party to any Person in respect of this Agreement or the transactions contemplated hereby, and no Person shall have any claim or right against any Party, whether in contract, tort or otherwise, with respect to the subject matter hereof; provided, however, that the termination of this Agreement in accordance with clauses (a) or (b) of this Section 3.3 shall not relieve any Party from any liability arising in respect of any willful breach of this Agreement prior to such termination or Fraud. This Article III shall survive the termination of this Agreement.

Section 3.4 Assignment. No Party may assign or delegate all or any part of this Agreement or any of the rights, benefits, obligations or liabilities hereunder (including by operation of Law) without the prior written consent of the other Parties. Any such assignment without such consent shall be null and void. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Parties and their respective heirs, successors and permitted assigns.

Section 3.5 Amendment. Subject to Section 3.3, this Agreement may not be amended, restated, supplemented or otherwise modified, except upon the execution and delivery of a written agreement by the Parties.

Section 3.6 Waiver. No failure or delay by any Party in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies of the Parties hereunder are cumulative and are not exclusive of any rights or remedies otherwise available to the Parties. No waiver of any right, power or privilege hereunder shall be valid unless it is set forth in a written instrument executed and delivered by the Party to be charged with such waiver.

Section 3.7 No Third-Party Beneficiaries. Nothing expressed or implied in this Agreement is intended or shall be construed to confer upon or give any Person, other than the Parties and their respective heirs, successors and permitted assigns, any right or remedy under or by reason of this Agreement.

Section 3.8 Notices. All notices and other communications under this Agreement between the Parties shall be in writing and shall be deemed to have been duly given, delivered and received (a) when delivered in person, (b) when delivered after posting in the U.S. mail, having been sent registered or certified mail, return receipt requested, postage prepaid, (c) when delivered by FedEx or another nationally recognized overnight delivery service or (d) when delivered by email during normal business hours (and otherwise as of the next Business Day) (provided that, if receipt has not been confirmed (excluding any automated reply, such as an out-of-office notification) then a copy shall be dispatched in the manner described in the preceding clause (c) no later than 24 hours after such delivery by email) (provided that any such notice or other communication delivered in the manner described in any of the preceding clauses (a), (b) and (c) shall also be delivered by email no later than 24 hours after being dispatched in the manner described in the preceding clause (a), (b) or (c), as applicable), addressed as follows:

If to SPAC or Pubco, to:

TLGY Acquisition Corp.

4001 Kennett Pike, Suite 302

Wilmington, Delaware 19807

Attention: Young Cho

E-mail:

with a copy (which shall not constitute notice) to:

Perkins Coie LLP

1155 Avenue of the Americas

New York, NY 10038

Attn: Elliott Smith

E-mail:

If to Opco, to:

4001 Kennett Pike, Suite 302

Wilmington, Delaware 19807

Attention: Young Cho

E-mail:

with a copy (which shall not constitute notice) to:

Edelman Legal Advisory PLLC

400 Rella Blvd, Suite 165

Suffurn, New York 10901

Attention: Ari Edelman

Email:

and to the Holder, at the Holder’s address referenced on the signature page hereto.

Section 3.9 Other Provisions. The provisions set forth in each of Sections 11.9 (Severability), 11.6 (Governing Law; Jurisdiction), 11.7 (Waiver of Jury Trial) and 11.8 (Specific Performance) of the Business Combination Agreement are incorporated herein by reference as if set forth herein, mutatis mutandis.

Section 3.10 Entire Agreement. This Agreement, the Business Combination Agreement and the Transaction Documents constitute the entire agreement and understanding of the Parties with respect to the subject matter hereof and supersede all prior understandings, agreements and representations by or among the Parties hereto to the extent they relate in any way to the subject matter hereof.

Section 3.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile, e-mail, or scanned pages shall be effective as delivery of a manually executed counterpart to this Agreement.

Section 3.12 Capacity as a Stockholder. Notwithstanding anything in this Agreement to the contrary, (a) the Holder makes no agreement or understanding herein in any capacity other than solely in its capacity as a record holder and beneficial owner of the Subject Securities or Covered Securities (without duplication) and (b) nothing herein will be construed to limit or affect any action or inaction by any representative of the Holder in his, her or its capacity as a member of the board of directors (or other similar governing body) of Opco or any of its Affiliates or any other Person or as an officer, employee, agent, designee, representative or fiduciary of Opco or any of its Affiliates or any other Person, in each case, acting in such person’s capacity as a director (or member of such other similar governing body), officer, employee, agent, designee, representative or fiduciary of Opco or such Affiliate or such other Person.

[Remainder of page intentionally left blank.]

SPAC:

TLGY ACQUISITION CORP.

By:	/s/ Young Cho
	Name:	Young Cho
	Title:	Chief Executive Officer

[Signature Page of Seller Support Agreement]

PUBCO:

STABLECOINX, INC.

By:	/s/ Young Cho
	Name:	Young Cho
	Title:	Chief Executive Officer

[Signature Page of Seller Support Agreement]

OPCO:

STABLECOINX ASSETS, INC.

By:	/s/ Young Cho
	Name:	Young Cho
	Title:	Chief Executive Officer

[Signature Page of Seller Support Agreement]

IN WITNESS WHEREOF, each of the Parties has caused this Agreement to be duly executed as of the date first written above.

HOLDER:

/s/ Young Cho
Young Cho

Address for Notices:

Address:

Facsimile No.:
Telephone No.:
Email:

[Signature Page of Seller Support Agreement]